Joint Press Release for Immediate Release
FB FINANCIAL TO EXPAND IN ALABAMA AND GEORGIA BY MERGER WITH SOUTHERN STATES
March 31, 2025 (NASHVILLE, TN and ANNISTON, AL) – FB Financial Corporation (“FB Financial”) (NYSE: FBK), the parent company of FirstBank, and Southern States Bancshares, Inc. (“Southern States”) (Nasdaq: SSBK), the parent company of Southern States Bank, jointly announced their entry into a definitive merger agreement pursuant to which Southern States will be merged with and into FB Financial.
Southern States is headquartered in Anniston, Alabama, with 15 branches across Alabama and Georgia, along with two loan production offices in the Atlanta MSA. Southern States’ core markets include a mix of community and metropolitan markets that match FB Financial’s desired areas for growth, including Atlanta, Auburn-Opelika, Birmingham, Columbus, and Huntsville. Southern States reported total assets of $2.8 billion, loans of $2.2 billion and deposits of $2.4 billion as of December 31, 2024.
FB Financial’s President and CEO Christopher T. Holmes commented, “We are thrilled about our proposed combination with Southern States. Southern States is an established community bank with a leading presence in the markets they serve. We are well-aligned culturally and look forward to continuing Southern States’ legacy of dedication and service to their customers.”
Southern States’ President and CEO, Mark A. Chambers, commented, “Our team is excited about this partnership and the opportunity it presents. We believe this transaction benefits all of our shareholders and customers, and the combined company will be well positioned to capitalize on talent and financial strength with an enhanced presence in exceptional markets.”
As part of the transaction, both Mr. Chambers and Lynn J. Joyce, Chief Financial Officer, plan to fill meaningful roles in the combined company. Other key employees and producers are also vital parts of the merger and will be offered employment arrangements with the combined company. Following the close of the transaction, one Southern States Director agreed upon by both companies, will be appointed to FB Financial’s Board of Directors.
Pursuant to the terms of the merger agreement, Southern States’ shareholders will receive 0.800 shares of FB Financial common stock for each share of Southern States stock. Based on FB Financial’s closing stock price of $47.05 per share as of March 28, 2025, the implied transaction value is approximately $37.64 per Southern States share, or $381 million, in the aggregate.
The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes and to provide a tax-free exchange for Southern States stockholders for FB Financial common stock they will receive.
The merger agreement has been unanimously approved by both companies’ boards of directors. The merger is expected to close late in the third quarter or early in the fourth quarter of 2025 and is subject to regulatory approvals, approval by FB Financial’s and Southern States’ shareholders and other customary closing conditions.
Keefe, Bruyette, & Woods, Inc. served as financial advisor to FB Financial Corporation, and Alston & Bird LLP served as legal advisor. Performance Trust Capital Partners, LLC served as financial advisor to Southern States Bancshares, Inc., and Jones Walker LLP served as legal advisor.

In addition to the information contained within this press release, an Investor Presentation has been made available on FB Financial’s website (www.firstbankonline.com) and Southern States’ website (https://southernstatesbank.net) and has been furnished as an exhibit to a Form 8-K filed by each company with the Securities and Exchange Commission.
WEBCAST AND CONFERENCE CALL INFORMATION
FB Financial Corporation will host a conference call to discuss the announced merger with Southern States Bancshares, Inc. at 8:00 a.m. CT on Monday, March 31, 2025, and the conference call will be broadcast live over the internet at https://event.choruscall.com/mediaframe/webcast.html?webcastid=ZFzOcRL0. An online replay will be available on the Company’s website approximately two hours after the conclusion of the call and will remain available for 12 months. To listen to the call, participants should dial 1-877-883-0383 (confirmation code 2179682). A telephonic replay will be available approximately two hours after the call through April 7, 2025, by dialing 1-877-344-7529 and entering confirmation code 5783677.
ABOUT FB FINANCIAL CORPORATION
FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, with 77 full-service bank branches across Tennessee, Alabama, Kentucky, and North Georgia, and mortgage offices across the Southeast. FB Financial Corporation has approximately $13.2 billion in total assets as of December 31, 2024.
ABOUT SOUTHERN STATES BANCSHARES, INC.
Headquartered in Anniston, Alabama, Southern States Bancshares, Inc. (NASDAQ: SSBK) is a bank holding company that operates primarily through its wholly owned subsidiary, Southern States Bank. The Bank is a full-service community banking institution, which offers an array of deposit, loan and other banking-related products and services to businesses and individuals in its communities. The Bank operates 15 branches in Alabama and Georgia and two loan production offices in Atlanta.
Cautionary Note Regarding Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about FB Financial Corporation (“FB Financial”), Southern States Bancshares, Inc. (“Southern States”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between FB Financial and Southern States (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s or Southern States’ control. In addition to factors previously disclosed in FB Financial’s and Southern States’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the risk that the cost savings and any revenue synergies from the proposed Transaction is less than or different from expectations, (2) disruption from the proposed Transaction with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, (4) the failure to obtain necessary regulatory approvals for the Transaction, (5) the failure to obtain the approval of FB Financial and Southern States’ shareholders in connection with the Transaction, (6) the possibility that the costs, fees, expenses, and charges related to the Transaction may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Transaction to be satisfied, (8) the risks related to the integration of the combined businesses, including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on merger-related issues, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Transaction, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) reputational risk and the reaction of the parties’ customers to the Transaction, (14) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (15) the risk of potential litigation or regulatory action related to the Transaction, and (16) general competitive, economic, political, and market conditions.
These factors are not necessarily all of the factors that could cause FB Financial’s, Southern States’ or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm FB Financial’s, Southern States’, or the combined company’s results.
FB Financial and Southern States urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by FB Financial and / or Southern States. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by FB Financial or Southern States in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. FB Financial and Southern States undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. FB Financial and Southern States believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, FB Financial and Southern States caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, FB Financial and Southern States caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.

If FB Financial or Southern States update one or more forward-looking statements, no inference should be drawn that FB Financial or Southern States will make additional updates with respect to those or other forward-looking statements. Further information regarding FB Financial, Southern States and factors which could affect the forward-looking statements contained herein can be found in FB Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/
0001649749/000164974925000035/fbk-20241231.htm) and its other filings with the SEC, and in Southern States’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001689731/000162828025012878/ssbk-20241231.htm) and its other filings with the SEC.
Important Information About the Transactions and Where to Find It
This communication does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Transaction, FB Financial will file with the SEC a Registration Statement on Form S-4 to register the shares of FB Financial capital stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of FB Financial and Southern States that also constitutes a prospectus of FB Financial. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of FB Financial and Southern States seeking their approval of the Transaction and other related matters.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FB FINANCIAL, SOUTHERN STATES, THE TRANSACTION AND RELATED MATTERS.
Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by FB Financial or Southern States through the website maintained by the SEC at https://www.sec.gov or from FB Financial at its website, https://investors.firstbankonline.com, or from Southern States at its website, https://ir.southernstatesbank.net. Documents filed with the SEC by FB Financial will be available free of charge by accessing the “SEC Filings” tab of FB Financial’s website at https://investors.firstbankonline.com, or alternatively by directing a request by mail to FB Financial’s Corporate Secretary, 1221 Broadway, Suite 1300, Nashville, Tennessee 37203, and documents filed with the SEC by Southern States will be available free of charge by accessing Southern States’ website at https://ir.southernstatesbank.net under the “SEC Filings” tab or, alternatively, by directing a request by mail to Southern States’ Corporate Secretary, 615 Quintard Ave., Anniston, Alabama, 36201.
Participants in the Solicitation
FB Financial, Southern States, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Southern States shareholders in connection with the proposed merger under the rules of the SEC. Information about the interests of the directors and executive officers of FB Financial and Southern States and other persons who may be deemed to be participants in the solicitation of shareholders of FB Financial and Southern States in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC.
Information about the directors and executive officers of FB Financial and their ownership of FB Financial common stock may also be found in the preliminary proxy statement for FB Financial’s 2025 annual meeting of shareholders (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001649749/000164974925000066/fbk-20250328.htm), filed with the SEC by FB Financial on March 28, 2025, and other documents subsequently filed by FB Financial with the SEC. To the extent holdings of FB Financial common stock by the directors and executive officers of FB Financial have changed from the amounts of FB Financial common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.
Information about the directors and executive officers of Southern States and their ownership of Southern States common stock may be found in the definitive proxy statement for Southern States’ 2024 annual meeting of shareholders (available at https://www.sec.gov/Archives/edgar/data/1689731/000162828024012666/a2024proxy-def14a.htm), filed with the SEC by Southern States on March 22, 2024, and other documents subsequently filed by Southern States with the SEC. To the extent holdings of Southern States common stock by the directors and executive officers of Southern States have changed from the amounts of Southern States common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.

MEDIA CONTACT:	FINANCIAL CONTACT:

Keith Hancock	Michael M. Mettee
404-310-2368	615-564-1212
keith.hancock@firstbankonline.com	mmettee@firstbankonline.com
www.firstbankonline.com	investorrelations@firstbankonline.com

Southern States:
MEDIA CONTACT:	FINANCIAL CONTACT:

Lynn J. Joyce	Lynn J. Joyce
205-820-8065	205-820-8065
ljoyce@ssbank.bank	ljoyce@ssbank.bank